EXECUTION

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

among

GOLDMAN SACHS MORTGAGE COMPANY,
as Assignor,

GS MORTGAGE SECURITIES CORP.,
as Assignee,

and

WASHINGTON MUTUAL BANK,
as Seller and Servicer

Dated as of

August 1, 2006

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

    ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this “Assignment Agreement”) made this 1st day of August 2006, among Washington Mutual Bank (formerly known as Washington Mutual Bank, FA), as seller and servicer (the “Seller” and the “Servicer”, respectively), GS Mortgage Securities Corp., a Delaware corporation, as assignee (the “Assignee”), and Goldman Sachs Mortgage Company, a New York limited partnership, as assignor (the “Assignor”);

    WHEREAS, the Assignor and the Servicer have entered into the Servicing Agreement dated as of December 1, 2003, as amended by the First Amendment to Servicing Agreement dated as of October 1, 2004, and as further amended by the Regulation AB Amendment to Servicing Agreement dated as of April 1, 2006, (the “Servicing Agreement”) and the Assignor and the Sellers are parties to the Mortgage Loan Purchase and Sale Agreement dated as of December 1, 2003, as amended by the First Amendment to Mortgage Loan Purchase Agreement dated as of October 1, 2004, and as further amended by the Regulation AB Amendment to Mortgage Loan Purchase and Sale Agreement dated as of April 1, 2006 (the “Purchase Agreement”);

    WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor certain mortgage loans (the “Mortgage Loans”) serviced under the Servicing Agreement which Mortgage Loans are subject to the provisions of the Servicing Agreement and are listed on the mortgage loan schedule attached as Exhibit 1 hereto (the “Mortgage Loan Schedule”);

     WHEREAS, pursuant to a Master Servicing and Trust Agreement, dated as of August 1, 2006 (together with the August 2006 Edition of the Standard Terms thereto, the “Trust Agreement”), among GS Mortgage Securities Corp., as depositor, Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”), Deutsche Bank National Trust Company, as a custodian, JPMorgan Chase Bank, National Association, as a custodian, and U.S. Bank, National Association, as trustee (the “Trustee”) and a custodian, the Assignee will transfer the Mortgage Loans to the Trustee, together with the Assignee’s rights in the Purchase Agreement and the Servicing Agreement;

     NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Assignment and Assumption.

        (a) The Assignor hereby assigns to the Assignee all of its right, title and interest in and to the Mortgage Loans, the Purchase Agreement and the Servicing Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder), and the Assignee hereby assumes all of the Assignor's obligations under the Purchase Agreement and the Servicing Agreement, to the extent relating to the Mortgage Loans from and after the date hereof, and the Servicer and the Seller hereby acknowledge such assignment and assumption and hereby agree to the release of the Assignor from any obligations under the Servicing Agreement and the Purchase Agreement, respectively, from and after the date hereof, to the extent relating to the Mortgage Loans. Notwithstanding the foregoing, any remittance to be made to the Assignee, as successor in interest to the Assignor under the Agreement, during June of 2006 shall be made to the Assignor, and the Assignor agrees to forthwith transfer any such remittance to the Assignee or its designee.

        (b) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor's ownership interest in the Mortgage Loans since the date of the Servicing Agreement.

        (c) The Servicer and the Assignor shall have the right to amend, modify or terminate the Servicing Agreement and the Seller and the Assignor shall have the right to amend, modify or terminate the Purchase Agreement, in each case, without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder, provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

2. Accuracy of Servicing Agreement and the Purchase Agreement.

        (a) The Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit 2 is a true, accurate and complete copy of the Servicing Agreement, (ii) the Servicing Agreement is in full force and effect as of the date hereof, (iii) the Servicing Agreement has not been amended or modified in any respect except as set forth in Exhibit 2 and (iv) no notice of termination has been given to the Servicer under the Servicing Agreement.

        (b) The Seller and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit 3 is a true, accurate and complete copy of the Purchase Agreement, (ii) the Purchase Agreement is in full force and effect as of the date hereof and (iii) the Purchase Agreement has not been amended or modified in any respect except by an amendment attached hereto as part of Exhibit 3.

3. Recognition of Assignee.

    From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and shall service the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement, the terms of which are incorporated herein by reference. It is the intention of the Assignor, Servicer and Assignee that the Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns. It is the intention of the Assignor, the Seller and Assignee that the Purchase Agreement shall be binding upon and inure to the benefit of the Seller and the Assignee and their successors and assigns.

4. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor, the Seller and the Servicer as follows:

        (a) Decision to Purchase. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor, the Seller or the Servicer other than those contained in the Purchase Agreement, the Servicing Agreement or this Assignment Agreement.

       (b) Authority. The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder, the Purchase Agreement and under the Servicing Agreement.

        (c) Enforceability. The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

5. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee, the Seller and the Servicer as follows:

        (a) Organization. The Assignor has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of New York with full power and authority (partnership and other) to enter into and perform its obligations under the Purchase Agreement, the Servicing Agreement and this Assignment Agreement.

        (b) Enforceability. This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

        (c) No Consent. The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated thereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date thereof.

        (d) Authorization; No Breach. The execution and delivery of this Assignment Agreement have been duly authorized by all necessary partnership action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

        (e) Actions; Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will if determined adversely to the Assignor materially adversely affect its ability to perform its obligations under this Assignment Agreement.

        (f) Prior Assignments; Pledges. Except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note or the related Mortgage or any interest or participation therein.

        (g) Releases. The Assignor has not satisfied, canceled, or subordinated in whole or in part, or rescinded the Mortgage, and the Assignor has not released the Mortgaged Property from the lien of the Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission. The Assignor has not released any Mortgagor, in whole or in part, except in connection with an assumption agreement or other agreement approved by the related federal insurer, to the extent such approval was required.

        (h) With respect to each Mortgage Loan, the representations and warranties contained in Section 3.1 of the Purchase Agreement, to the extent they relate to matters arising on or after the related Closing Date (as defined in the Purchase Agreement), are true and correct as of the date of this Assignment Agreement. For purposes of making the representations and warranties contemplated in the foregoing sentence, each reference in Section 3.1 of the Purchase Agreement to (i) the “Cut-off Date” shall be deemed to be a reference to August 1, 2006, (ii) the “Mortgage Loan Schedule” shall be deemed to be a reference to Exhibit 1 hereto and (iii) the “Closing Date” shall be deemed to be a reference to August 25.

        (i) Each Mortgage Loan, at the time it was originated, complied in all material respects with applicable local, state and federal laws, including, but not limited to, all applicable predatory and abusive lending laws; and none of the Mortgage Loans are “high-cost,” “high-cost home” or “covered” (excluding home loans defined as “covered home loans” pursuant to the New Jersey Home Ownership Act of 2002) loans under any applicable federal, state or local predatory or abusive lending law.

        (j) No Mortgage Loan is a “High Cost Loan” or “Covered Loan,” as applicable, as such terms are defined in the then current Standard & Poor’s LEVELS® Glossary. In addition, no Transferred Mortgage Loan is a “high-cost,” “high-cost home,” “covered,” “high-risk home,” or “predatory” loan under any applicable federal, state or local predatory or abusive lending law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees), and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act.

    It is understood and agreed that the representations and warranties set forth in this Section 5 shall survive delivery of the respective Collateral Files to the custodian and shall inure to the benefit of the Assignee, the Seller, the Servicer and their respective assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor, the Master Servicer or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery. It is understood and agreed that the obligations of the Assignor set forth in Section 6 to repurchase a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in this Section 5.

    It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 5, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

6. Repurchase of Mortgage Loans.

    Upon discovery or notice of any breach by the Assignor of any representation, warranty, or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within 60 days from the date on which it is notified of the breach, the Assignee may enforce the Assignor’s obligation hereunder to purchase such Mortgage Loan from the Assignee. Notwithstanding the foregoing, however, if such breach is a Qualification Defect, such cure or repurchase must take place within 75 days of the date such defect is discovered.

    In the event the Seller has breached a representation or warranty under the Purchase Agreement that is substantially identical to a representation or warranty breached by the Assignor hereunder, the Assignee shall first proceed against such Seller. If such Seller does not cure such breach or purchase the Mortgage Loan, in accordance with Section 3.3 of the Purchase Agreement, the Assignee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to repurchase the Mortgage Loan from the trust formed pursuant the Trust Agreement. In such event, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of such Seller to cure such breach or repurchase such Mortgage Loan under the terms of the Purchase Agreement with respect to such Mortgage Loan.

    Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of the Purchase Agreement, to oversee compliance thereof, or to take notice of any breach or default thereof.

7. Indemnification by Servicer.

    The Servicer shall indemnify and hold harmless the Assignee, its present and former directors, officers, employees and assignees (each, an “Indemnified Party”) against any and all third party claims, losses, penalties, damages, fines, forfeitures, legal fees and related costs, judgments and any other costs, fees and expenses that the Indemnified Party may sustain (for avoidance of doubt, including those payable by an Indemnified Party to any third party, including affiliates of such Indemnified Party) in any way related to the failure of the Servicer to service the Mortgage Loans in compliance with the terms of the Servicing Agreement and this Agreement; provided, however, the Servicer shall not be liable hereunder with respect to (i) any action or inaction resulting from the written direction or consent of an Indemnified Party, (ii) any action or inaction resulting from an Indemnified Party’s failure to cause any Collateral File (or portion thereof) to be released to the Servicer pursuant to Sections 2.18 or 4.2(c) of the Servicing Agreement, or (iii) any action or inaction resulting from an Indemnified Party’s failure to comply with Section 5.1(b) or Section 5.6 of the Servicing Agreement.

8. Continuing Effect.

    Except as contemplated hereby, the Servicing Agreement and the Purchase Agreement shall remain in full force and effect in accordance with their respective terms.

9. Governing Law.

    THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

10. Notices.

    Any notices or other communications permitted or required hereunder or under the Purchase Agreement or the Servicing Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to: (i) in the case of the Servicer, Washington Mutual Bank, 11200 West Parkland Ave., Milwaukee, WI 53224, Attention: Vice President, Investor Reporting, Telephone: 414-359-8226, Facsimile: 414-359-6969, or such address as may hereafter be furnished by the Servicer; (ii) in the case of the Seller, the address of the Seller set forth in Section 7.6 of the Purchase Agreement or such address as may hereafter be furnished by the Seller; (iii) in the case of the Assignee, GS Mortgage Securities Corp., 85 Broad Street, New York, New York 10004, Attention: Howard Altarescu, Telecopier No.: (212) 902-3000 or such other address as may hereafter be furnished by the Assignee, and (iv) in the case of the Assignor, 85 Broad Street, New York, New York 10004, Attention: Samuel Ramos, Telecopier No.: (212) 902-3000 or such other address as may hereafter be furnished by the Assignor.

11. Counterparts.

    This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

12. Definitions.

    Any capitalized term used but not defined in this Assignment Agreement has the same meaning as in the Purchase Agreement and the Servicing Agreement.

13. [Reserved.]

    14. The Master Servicer shall be considered a Third-Party Beneficiary to this Assignment entitled to all rights and benefits hereof as if it were a direct party to this Assignment.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.

ASSIGNEE: GS MORTGAGE SECURITIES CORP.

By:
Name: Title:

ASSIGNOR: GOLDMAN SACHS MORTGAGE COMPANY

By:	Goldman Sachs Real Estate Funding Corp., its General Partner

By:
Name: Title:

SELLER: WASHINGTON MUTUAL BANK

By:
Name: Title:

EXHIBIT 1
(Mortgage Loan Schedule)

EXHIBIT 2
(Servicing Agreement)

EXHIBIT 3
(Purchase Agreement)